Exhibit 99.1

Marchex Reports Third Quarter 2004 Financial Results

SEATTLE, WA – October 28, 2004 — Marchex, Inc. (NASDAQ: MCHX), a provider of technology-based services to merchants engaged in online transactions, today announced its results for the third quarter ended September 30, 2004.

•	Revenue was $12.2 million for the third quarter of 2004, a 128% increase compared to $5.4 million for the same period of 2003.

•	Adjusted operating income before amortization was $1.8 million for the third quarter of 2004, which is after the reduction of $161,000 for depreciation charges. Adjusted operating income before amortization increased 182% compared to $625,000 for the same period for 2003, which was after the reduction of $77,000 for depreciation charges. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is attached to the financial tables included in this release.

•	GAAP net income applicable to common stockholders was $144,000 for the third quarter of 2004, or $0.01 per share, compared to ($765,000) GAAP net loss for the same period of 2003, or ($.06) per share.

“The third quarter represented significant progress, as we continued to see growth accelerate as a result of our successful execution of several strategic and operational initiatives put in place in 2003 and so far in 2004,” said Russell C. Horowitz, Marchex Chairman and CEO. “Our focus to-date has been dedicated to building a comprehensive suite of search-based marketing products and services that deliver the highest value to online merchant advertisers. We believe we are very well positioned to continue growing our business, and to selectively expand the scope of our services to meet emerging needs and opportunities in the marketplace.”

Recent Events

During the quarter, Marchex announced agreements with two of the Internet’s leading shopping services, designed to provide expanded marketing and distribution opportunities for its merchant advertisers. Under separate shopping agreements with Yahoo! Shopping (http://shopping.yahoo.com/), and Shopping.com (www.shopping.com), merchant advertisers will have their products and services delivered in search results through each shopping partner, based on the relevance of their offerings to users’ search queries, using managed search feeds provided by TrafficLeader. Combined with relationships already in place with CNET’s MySimon (www.mysimon.com) and NexTag (www.nextag.com), Marchex now has agreements in place with what are widely recognized as four of the Internet’s leading shopping providers.

Marchex also announced that it has signed a distribution and marketing agreement with LookSmart (www.looksmart.com), a leader in commercial search services. Under the agreement, LookSmart’s online merchant advertisers will gain access to distribution and advertising opportunities, through Enhance Interactive’s distribution network of search engines and directories.

Financial Guidance

Marchex also announced that it is releasing initial financial guidance for 2005, as follows:

2005 revenue estimate:	More than $60 million
Q3 2004 adjusted operating income before amortization margin:	14%
2005 adjusted operating income before amortization margin target range:	11% to 15%
Long-term adjusted operating income before amortization margin target:	20% or more

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, October 28, 2004, to discuss these quarterly results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) provides technology-based services to merchants engaged in online transactions. Currently, the company delivers the following services in support of its partners: pay-per-click listings, feed management, natural search engine optimization, local search marketing applications, and conversion tracking and analysis. Marchex’s operating businesses include Enhance Interactive (www.enhance.com) and TrafficLeader® (www.trafficleader.com).

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included on this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report filed with the SEC. We disclaim any intention or obligation to update any forward-looking statements.

For further information, contact:

Press:

Mark S. Peterson

VP of Public Relations

Marchex, Inc.

206-331-3344

mark@marchex.com

Investor relations:

Trevor Caldwell

VP of Investor Relations & Strategic Initiatives

Marchex, Inc.

206-331-3316

tcaldwell@marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Successor Periods
	Quarter ended September 30, 2003	Quarter ended September 30, 2004
Revenue	$5,359,274	12,215,835

Expenses:
Service costs	2,967,206	7,619,496
Sales and marketing	723,753	1,156,314
Product development	384,248	602,478
General and administrative	659,177	1,072,504
Acquisition-related retention consideration	—	119,199
Facility relocation	—	(30,499)
Stock-based compensation	326,407	125,405
Amortization of intangible assets	869,588	1,404,464

Total operating expenses	5,930,379	12,069,361

Income (loss) from operations	(571,105)	146,474
Other income (expense):
Interest income	16,931	82,462
Interest expense	—	(1,915)

Total other income	16,931	80,547

Income (loss) before provision for income taxes	(554,174)	227,021
Income tax expense (benefit)	(196,368)	82,787

Net income (loss)	(357,806)	144,234

Accretion to redemption value of redeemable convertible preferred stock	407,265	—

Net income (loss) applicable to common stockholders	$(765,071)	144,234

Basic net income (loss) per share applicable to common stockholders	$(0.06)	$0.01
Fully diluted net income (loss) per share applicable to common stockholders	$(0.06)	$0.01

Shares used to calculate basic net income (loss) per share applicable to common stockholders	12,992,500	25,166,363

Shares used to calculate fully diluted net income (loss) per share applicable to common stockholders	12,992,500	26,968,840

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to September 30, 2003	Combined Period January 1 to September 30, 2003	Nine months ended September 30, 2004
Revenue	$3,071,055	12,431,493	15,502,548	28,682,924

Expenses:
Service costs	1,732,813	6,806,021	8,538,834	18,142,886
Sales and marketing	365,043	1,592,722	1,957,765	3,196,996
Product development	144,479	844,399	988,878	1,636,321
General and administrative	234,667	1,816,522	2,051,189	2,613,932
Acquisition-related retention consideration	—	—	—	374,858
Facility relocation	—	—	—	199,960
Stock-based compensation	38,981	1,587,476	1,626,457	721,403
Amortization of intangible assets	—	2,028,244	2,028,244	3,473,976

Total operating expenses	2,515,983	14,675,384	17,191,367	30,360,332

Income (loss) from operations	555,072	(2,243,891)	(1,688,819)	(1,677,408)

Other income (expense):
Interest income	1,529	33,502	35,031	163,808
Interest expense	—	—	—	(3,728)
Adjustment to fair value of redemption obligation	—	—	—	55,250
Other	—	—	—	3,644

Total other income	1,529	33,502	35,031	218,974

Income (loss) before provision for income taxes	556,601	(2,210,389)	(1,653,788)	(1,458,434)
Income tax expense (benefit)	224,082	(783,231)	(559,149)	(118,016)

Net income (loss)	332,519	(1,427,158)	(1,094,639)	(1,340,418)

Accretion to redemption value of redeemable convertible preferred stock	—	911,620	911,620	420,430

Net income (loss) applicable to common stockholders	$332,519	(2,338,778)	(2,006,259)	(1,760,848)

Basic net loss per share applicable to common stockholders		$(0.18)		$(0.08)
Fully diluted net loss per share applicable to common stockholders		$(0.18)		$(0.08)

Shares used to calculate basic net loss per share applicable to common stockholders		13,203,398		20,971,993

Shares used to calculate fully diluted net loss per share applicable to common stockholders		13,203,398		20,971,993

(A)	Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the nine months ended September 30, 2004 were different from the operating activities of Enhance Interactive for the same period in 2003. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to September 30, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2003	September 30, 2004
Assets
Current assets:
Cash and cash equivalents	$6,019,119	24,772,316
Accounts receivable, net	1,627,730	2,301,249
Prepaid expenses and other current assets	433,109	421,800
Deferred tax assets	263,193	513,404

Total current assets	8,343,151	28,008,769

Property and equipment, net	994,793	1,279,962
Other assets	409,878	61,465
Goodwill	17,252,999	26,666,058
Identifiable intangible assets, net	6,701,791	6,487,815

Total assets	$33,702,612	62,504,069

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,842,229	3,868,745
Accrued expenses and other current liabilities	1,284,492	1,267,990
Deferred revenue	848,958	1,755,738
Earn-out liability payable	3,525,995	377,547

Total current liabilities	8,501,674	7,270,020

Deferred tax liabilities	1,829,687	658,043
Other non-current liabilities	96,517	112,378

Total liabilities	10,427,878	8,040,441

Series A redeemable convertible preferred stock	21,440,402	—

Stockholders’ equity:
Class A common stock	122,500	122,500
Class B common stock	15,675	134,216
Additional paid-in capital	6,716,734	60,146,934
Deferred stock-based compensation	(1,532,340)	(690,937)
Accumulated deficit	(3,488,237)	(5,249,085)

Total stockholders’ equity	1,834,332	54,463,628

Total liabilities and stockholders’ equity	$33,702,612	62,504,069

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization and Operating Income

Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Successor Periods
	Quarter ended September 30, 2003	Quarter ended September 30, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$624,890	1,765,043
Acquisition-related retention consideration	—	(119,199)
Facility relocation	—	30,499

Operating income before amortization (OIBA)	624,890	1,676,343

Stock-based compensation	(326,407)	(125,405)
Amortization of intangible assets	(869,588)	(1,404,464)

Income (loss) from operations	(571,105)	146,474
Other income (expense):
Interest income	16,931	82,462
Interest expense	—	(1,915)

Total other income	16,931	80,547
Income (loss) before provision for income taxes	(554,174)	227,021
Income tax expense (benefit)	(196,368)	82,787

Net income (loss)	(357,806)	144,234
Accretion to redemption value of redeemable convertible preferred stock	407,265	—

Net income (loss) applicable to common stockholders	$(765,071)	144,234

(A) Adjusted operating income before amortization (adjusted OIBA) and operating income before amortization (OIBA)

We report OIBA, which is a supplemental measure to GAAP. OIBA represents income (loss) from operations before (1) stock-based compensation expense and (2) amortization of intangible assets. It is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses adjusted OIBA which excludes both the acquisition-related retention consideration, as we view this as part of the earn-out incentives related to the Enhance Interactive transaction, and a facility relocation expense (benefit). Both of these considerations are viewed as non-recurring in nature with the facility relocation expense (benefit) recognized in the nine months ended September 30, 2004 and the earn-out consideration related to calendar year 2004. We refer to adjusted OIBA to facilitate accurate comparisons to the Company’s historical operating results, in making operating decisions, for internal budget planning, and in some cases to form the basis upon which management is evaluated.

Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses.

OIBA and adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees, acquisition-related accounting and facility relocation amounts. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Adjusted Operating Income Before Amortization and Operating Income

Before Amortization (OIBA) to GAAP Net Income (Loss)

(unaudited)

	Predecessor Period	Successor Period	Combined 2003 Periods	Successor Period
	Period from January 1 to February 28, 2003	Period from January 17 (inception) to September 30, 2003	Combined Period January 1 to September 30, 2003	Nine months ended September 30, 2004
Adjusted operating income before amortization (Adjusted OIBA)	$594,053	1,371,829	1,965,882	3,092,789

Acquisition-related retention consideration	—	—	—	(374,858)
Facility relocation	—	—	—	(199,960)

Operating income before amortization (OIBA)	594,053	1,371,829	1,965,882	2,517,971

Stock-based compensation	(38,981)	(1,587,476)	(1,626,457)	(721,403)
Amortization of intangible assets	—	(2,028,244)	(2,028,244)	(3,473,976)

Income (loss) from operations	555,072	(2,243,891)	(1,688,819)	(1,677,408)

Other income (expense):
Interest income	1,529	33,502	35,031	163,808
Interest expense	—	—	—	(3,728)
Adjustment to fair value of redemption obligation	—	—	—	55,250
Other	—	—	—	3,644

Total other income	1,529	33,502	35,031	218,974
Income (loss) before provision for income taxes	556,601	(2,210,389)	(1,653,788)	(1,458,434)
Income tax expense (benefit)	224,082	(783,231)	(559,149)	(118,016)

Net income (loss)	332,519	(1,427,158)	(1,094,639)	(1,340,418)
Accretion to redemption value of redeemable convertible preferred stock	—	911,620	911,620	420,430

Net income (loss) applicable to common stockholders	$332,519	(2,338,778)	(2,006,259)	(1,760,848)

(A) Adjusted operating income before amortization (adjusted OIBA) and operating income before amortization (OIBA)

We report OIBA, which is a supplemental measure to GAAP. OIBA represents income (loss) from operations before (1) stock-based compensation expense and (2) amortization of intangible assets. It is one of the primary metrics by which we evaluate the performance of our business. Additionally, management uses adjusted OIBA which excludes both the acquisition-related retention consideration, as we view this as part of the earn-out incentives related to the Enhance Interactive transaction, and a facility relocation expense (benefit). Both of these considerations are viewed as non-recurring in nature with the facility relocation expense (benefit) recognized in the nine months ended September 30, 2004 and the earn-out consideration related to calendar year 2004. We refer to adjusted OIBA to facilitate accurate comparisons to the Company’s historical operating results, in making operating decisions, for internal budget planning, and in some cases to form the basis upon which management is evaluated.

Management believes that investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for or superior to GAAP results. We believe these measures are useful to investors because they represent our consolidated operating results, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses.

OIBA and adjusted OIBA have certain limitations in that they do not take into account the impact to our statement of operations of certain expenses, including non-cash stock-based compensation associated with our employees, acquisition-related accounting and facility relocation amounts. We endeavor to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

(B) Presentation of Financial Reporting Periods

From January 17, 2003 (inception) through February 28, 2003, we were involved in business and product development, as well as financing and acquisition initiatives. During this period, we had no revenue. On February 28, 2003, we acquired Enhance Interactive. Accordingly, our activities in the nine months ended September 30, 2004 were different from the operating activities of Enhance Interactive for the same period in 2003. For purposes of our discussion, we have included the results of operations of the Predecessor, Enhance Interactive. The 2003 period presentation combines the results for the period of January 17, 2003 (inception) to September 30, 2003 and the results of Enhance Interactive for the period of January 1, 2003 to February 28, 2003 (Combined 2003 Periods). In the Combined 2003 Periods, we have included the overlapping operating activities of Enhance Interactive and our operating activities for the period of January 17, 2003 (inception) through February 28, 2003.